INCOME TAX	12 Months Ended
Dec. 31, 2024
INCOME TAX
INCOME TAX
13.	INCOME TAX

	Year ended December 31
Reconciliation of effective tax rate	2024	2023

Net loss	$(36,149)	$(20,996)
Total income tax expense (recovery)	65	(110)
Loss excluding income tax	(36,084)	(21,106)
Income tax recovery using the Company's domestic tax rate	(9,743)	(5,699)
Non-deductible expenses and other	61	318
Change in tax rates	-	-
Deferred income tax assets not recognized	9,617	5,491
	$(65)	$110

The Company's domestic tax rate for the year was 27% (2023 – 27%).

	Year ended December 31
Deferred income tax assets (liabilities)	2024	2023

Tax losses	$1,908	$2,262
Net deferred income tax assets	1,908	2,262
Resource property/investment in Pebble Partnership	(1,908)	(2,262)
Net deferred income tax liability	$-	$-

The Group had the following temporary differences on December 31, 2024, in respect of which no deferred tax asset has been recognized:

		Resource
Expiry	Tax losses	pools	Other
Within one year	$-	$-	$-
One to five years	-	-	426
After five years	356,378	-	-
No expiry date	40,632	94,444	190
Total	$397,010	$94,444	$616

The Group has net operating tax losses in the US totaling $40.6 million that can be only utilized to a maximum of 80% of taxable income.

The Group has taxable temporary differences in relation to investments in foreign subsidiaries or branches of $6.7 million (2023 – $8.0 million) which has not been recognized because the Group controls the reversal of liabilities, and it is expected it will not reverse in the foreseeable future.